                                                                    EXHIBIT 10.2

                           STOCK EXCHANGE AGREEMENT


     THIS STOCK EXCHANGE AGREEMENT, dated as of September 25, 1997 (the "Agreement"), is entered into by and among ChatCom Inc., a California corporation (the "Company"), The High View Fund and The High View Fund, L.P. (individually, a "Shareholder" and collectively, the "Shareholders").

                                   RECITALS
                                   --------

     WHEREAS, each of the Shareholders owns 1,248 shares of the Company's Series D Convertible Preferred Stock (the "Preferred Shares"); and

     WHEREAS, the Shareholders desire to (i) exchange their Preferred Shares for a total of 2,000,000 shares (the "Company Shares") of common stock, no par value per share, of the Company (the "Common Stock"), and (ii) convert certain advances previously made to the Company into a total of 292,138 shares of Common Stock.

                                   ARTICLE 1

                               EXCHANGE OF STOCK
                               -----------------

     1.1  Exchange of Preferred Shares for the Company Shares.  Upon the terms
          ---------------------------------------------------
and subject to the conditions contained herein, each Shareholder will contribute, convey, transfer, assign and deliver to the Company at the Closing (as defined), and the Company will accept from each Shareholder all of the Preferred Shares owned by such Shareholder, and in exchange therefor (the "Exchange"), the Company shall issue and deliver to each Shareholder 1,000,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of the Company Shares, which shares shall be free of preemptive rights.

     1.2  Conversion of Advances. Upon the terms and subject to the conditions
          ----------------------
contained herein, at the Closing, the Shareholders shall convert (the "Conversion") the advances, in the aggregate amount of $350,000, made by them in May 1997 to the Company, together with $15,172.60 of accrued and unpaid interest (the "Advances") into 292,138 shares of Common Stock. The issuance of the 292,138 shares of Common Stock shall constitute payment in full for the Advances, and the Shareholders hereby agree that, upon the issuance of such shares, all of the Company's further obligations under the Advances shall be cancelled. The parties hereto acknowledge that the Advances are not evidenced by any written instrument. However, the parties hereto further agree that, if any written instrument evidencing the Advances does exist or is hereafter

                                       1.

created, they shall take any and all action necessary and proper at or after the Closing to cancel such instrument.


                                   ARTICLE 2

                                    CLOSING
                                    -------

     2.1  Closing.  The closing of the Exchange and the Conversion shall take
          -------
place on the first business day following the date on which all of the conditions set forth in Article 5 have been satisfied or waived, or at such other time as the parties mutually agree. The date on which the Exchange is effected is hereinafter referred to as the "Closing Date." At the closing, (i) the Company will execute and deliver to each Shareholder or its representative, a stock certificate dated as of the Closing Date, registered in the name of such Shareholder, representing the 1,000,000 Company Shares being issued to such Shareholder pursuant to the Exchange, and (ii) each Shareholder shall deliver to the Company a stock certificate or certificates registered in the name of such Shareholder, representing the 1,248 shares of Preferred Shares owned by such Shareholder (which certificates shall be duly endorsed for transfer).

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES BY THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to each Shareholder that as of the date hereof and again as of the Closing Date:

     3.1  Organization, Good Standing.  The Company is a corporation duly
          ---------------------------
organized, validly existing and in good standing under the laws of the State of California, and is duly qualified and authorized to do business and in good standing in each other jurisdiction in which it is required to be qualified or where it owns any material property or conducts any material operations. No proceeding has been commenced looking toward the dissolution of the Company or the amendment of the Articles of Incorporation, as amended, in any regard, other than the filing of the Certificate of Determination with respect to the new Series E Convertible Redeemable Preferred Stock. The Company is not in violation in any respect of the Articles of Incorporation, as amended (or comparable document), or By-Laws. The Company has all requisite power, authority and legal right to conduct its business as now being conducted.

     3.2  Capital Stock.  The authorized capital stock of the Company consists
          -------------
of 25,000,000 shares of Common Stock, approximately 9,900,000 of which shares are outstanding, and 1,000,000 shares of preferred stock. Of the authorized shares

                                       2.

of preferred stock, 5,000 have been designated as Series D Convertible Preferred Stock and 2,000 have been designated as Series E Convertible Redeemable Preferred Stock. As of the date hereof, 2,496 shares of the Series D Convertible Preferred Stock have been issued and are outstanding, and no shares of the Series E Convertible Redeemable Preferred Stock have been issued or are outstanding. Upon issuance and delivery in the manner herein described, the Company Shares will be duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights.

     3.3  Authority Relative to this Agreement.  The execution, delivery and
          ------------------------------------
performance of, and compliance with, this Agreement and the issuance of the Company Shares in exchange for the Preferred Shares have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity.

     3.4  Subsidiaries.  The Company has no subsidiaries.
          ------------

     3.5  Business.  The Company is primarily engaged in the business of
          --------
manufacturing and marketing computer network equipment. The Company does not have any present intention of engaging in any other non-related business.

     3.6  No Conflicts or Defaults.
          ------------------------

          (a) The Company is not in violation or default in any material respect (or in default in any respect regarding any material indebtedness) under any material indenture, agreement or instrument to which it is a party or by which it or its properties may be bound.

          (b) None of the execution, delivery or performance by the Company of this Agreement, the Warrant to purchase 1,000,000 shares of Common Stock that is being issued to the Shareholder concurrently with the closing of the transaction contemplated by this Agreement (the "Warrant"), the Registration Rights and Lock-Up Agreement, dated as of the date hereof (including, without limitation, the issuance of the Company Shares, as contemplated herein and in the Warrant)
(i) violates or conflicts or will violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the Articles of Incorporation, as amended (or comparable document), or By-Laws of the Company or (B) any material law, rule, regulation, order, judgment, writ, injunction, decree, material agreement, material indenture or other material instrument applicable to the Company or any of its properties (or to which the Company is a party or by which

                                       3.

it or its properties may be bound), (ii) results or will result in the creation of any security interest or lien upon any of the Company's properties, assets or revenues, (iii) requires or will require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any person (whether or not a governmental authority and including, without limitation, any stockholder approval), other than the authorization and approval of the Board of Directors of the Company, or (iv) causes or will cause anti-dilution clauses of any outstanding securities to become operative. No such provision does or will materially adversely affect the assets, properties, liabilities, business, results of operations or financial or other condition of the Company or the ability of the Company to perform the Agreement or the transactions contemplated hereby.

     3.7  Financial Statements; Other Information.
          ---------------------------------------

          (a) The Company has furnished to each Shareholder financial statements of the Company consisting of (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 and all amendments thereto filed through the date hereof, (ii) the Company's Quarterly Report on form 10-QSB for the quarterly period ended June 30, 1997, and (iii) the Form 8-K filed on June 30, 1997. There has been no material adverse change in the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company as reported in the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1997.

          (b) The Company is not aware of any material liabilities, contingent or otherwise, that have not been disclosed in the financial statements referred to in Section 3.7(a) above.

          (c) Nothing has come to the attention of the Company that would cause it to believe that any financial statements or other material heretofore furnished to any Shareholder contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made in such material, in the light of the circumstances under which they were made, not misleading.

     3.8  Litigation.  Other than the lawsuits initiated by the Shareholders
          ----------
against the Company, there is no material action, suit, proceeding, investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, administrative agency or arbitrator which either (i) questions the validity of this Agreement or any action taken or to be taken pursuant thereto, or (ii) might adversely affect the right, title or interest of the

                                       4.

Shareholders to the Company Shares or the Warrants or (iii) might result in a material adverse change in the assets, properties, liabilities, business, results of operation or financial or other condition of the Company.

     3.9  Taxes.  The Company has filed, or received extensions to file, all
          -----
federal, state, local and other tax returns and reports required to be filed on or before the date of this Agreement. The Company has paid or caused to be paid all taxes (including interest and penalties) that are due and payable on or before the date of this Agreement, except those which are being contested by the Company in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on the Company's books in accordance with generally accepted accounting principles consistently applied. The Company has no material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by the Company in accordance with generally accepted accounting principles consistently applied.

     3.10 ERISA.
          -----

          (a) Each multiemployer or single employer plan maintained by the Company under ERISA (a "Plan") is in substantial compliance with ERISA, no Plan has an accumulated or waived funding deficiency within the meaning of Section 412 or Section 418(B) of the Internal Revenue Code, no proceedings have been instituted to terminate any Plan, and neither the Company nor an ERISA Affiliate has incurred any material liability to or on account of a Plan under ERISA, and no condition exists which presents a material risk to the Company of incurring such a liability.

          (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplat ed hereby (including without limitation, the offer, issue and sale by the Company, and the purchase by the Shareholders, of the Company Shares and the Warrants) will not, to the best of the knowledge and belief of the Company, involve any "prohibited transaction", as such term is defined in Section 4975 of the Code with respect to any Plan.

     3.11 Legal Compliance.
          ----------------

          (a) The Company has complied with all applicable laws, rules, regulations, orders, licenses, judgment, writs, injunctions, decrees or demands, except to the extent that failure to comply would not materially adversely affect its assets, properties, liabilities, business, results of operations or condition (financial or otherwise).

                                       5.

          (b) There are no adverse orders, judgments, writs, injunctions, decrees or demands of any court or administrative body, domestic or foreign, or of any other governmental agency or instrumentality, domestic or foreign, outstanding against the Company.

     3.12 Permits and Approvals.  The Company possesses such material
          ---------------------
franchises, licenses, permits and other authority as are necessary for the conduct of its business as now being conducted and as proposed to be conducted and is not in default under any of such franchises, permits, licenses or other authority.

     3.13 Patents, Trademarks and Other Rights.  The Company possesses all
          ------------------------------------
patents, patent rights, trademarks, trademark rights, tradenames, tradename rights and copyrights necessary to conduct its business as now being conducted and as proposed to be conducted. To the best of the Company's knowledge, the rights of the Company in respect of such patents, patent rights, trademarks, trademark rights, tradenames, tradename rights or copyrights do not conflict with or infringe any rights of others which might materially adversely affect the assets, properties, liabilities, business, results of operations, condition (financial or otherwise) or prospects of the Company, and no such claim of conflict or infringement has been asserted by any person.

     3.14 Status Under Certain Statutes.  The Company is not (i) a "public
          -----------------------------
utility company" or a "holding company", or an "affiliate" or a "subsidiary company" of a "holding company", or an "affiliate" of such a "subsidiary company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (ii) a "public utility" as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any thereof affiliated person", as such terms are defined in the Investment Company Act of 1940, as amended, except to the extent, if any, that the Company may be deemed to be such an "affiliate" or "affiliated person" solely as the result of the status of any Shareholder or any "affiliated person" of any Shareholder.

     3.15 Key Employees.  The Company has no knowledge that any key employee or
          -------------
group of key employees has given notice of the decision to leave the employ of the Company.

     3.16 Properties.  The Company does not own any material real property.
          ----------
Real property used by the Company in the conduct of its business is held under lease, and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate any such lease.

                                       6.

     3.17 No Margin Violation.  No portion of the proceeds from the exercise of
          -------------------
the Warrants will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board Of Governors of the Federal Reserve System, as amended from time to time, any "margin stock", as defined in said Regulation U, or any "margin stock", as defined in Regulation G of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any such margin stock or other securities.

                                   ARTICLE 4

              REPRESENTATIONS AND WARRANTIES BY THE SHAREHOLDERS
              --------------------------------------------------

     Each Shareholder hereby represents and warrants to the Company that as of the date hereof and again as of the Closing Date:

     4.1  Authority Relative to this Agreement.  The execution, delivery and
          ------------------------------------
performance of, and compliance with, this Agreement and the terms of the Exchange have been duly authorized by all necessary action on the part of such Shareholder, and each of this Agreement and the Registration Rights and Lock-Up Agreement is a valid and binding agreement of such Shareholder enforceable in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity.

     4.2  Investment Intent.  The Company Shares being acquired by such
          -----------------
Shareholder hereunder are being acquired for such Shareholder's own account and not with the view to, or for resale in connection with, any distribution other than resales made in compliance with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Act"), or the rules promulgated thereunder. Such Shareholder understands that the Company Shares have not been registered under the Act by reason of available exemptions from the registration and prospectus delivery requirements of the Act, that as such the Company Shares must be held indefinitely unless such the Company Shares are registered under the Act or unless any transfer is exempt from registration, and that the reliance of the Company upon these exemptions is predicated in part upon these representations and warranties by such Shareholder.

                                       7.

     4.3  Qualification as an Investor.
          ----------------------------

          (a) Such Shareholder has reviewed the Company's publicly disclosed reports and filings and has made such investigation of the Company as it deems necessary for the purpose of its evaluation of its investment in the Company. Furthermore, such Shareholder has had a full opportunity to discuss with the Company all material aspects of an investment in the Company Shares, including the opportunity to ask, and to receive answers to his full satisfaction, regarding such questions as it has deemed necessary to evaluate this opportunity to invest.

          (b) Such Shareholder has had full opportunity to seek the advice of independent counsel respecting this investment and the tax risks and implications thereof.

     4.4  Legend.  Such Shareholder acknowledges and agrees that the
          ------
certificates representing the Company Shares shall bear the following (or substantially equivalent) legend on the face or reverse side thereof:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR UNLESS, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATIS FACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF SAID ACT.

Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such (or substantially equivalent) legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to restrictions pursuant to the Act or applicable state securities laws. The Company shall not be required to transfer on its books any certificate for securities in violation of the provisions of such legend.

     4.5  Title to the Preferred Shares.  Such Shareholder owns of record and
          -----------------------------
beneficially all of the 1,248 shares of Preferred Shares, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims and options of whatever nature. No Shareholder nor any individual, corporation, entity or person having or claiming any interest in, or with respect to, any of the Preferred Shares owned by such Shareholder will, at or after the Closing Date, have any such claim or interest, or have any right to claim or receive any other payment or consideration with respect to

                                       8.

such Preferred Shares against or from the Company at or after the Closing Date.

                                   ARTICLE 5

                              CLOSING CONDITIONS
                              ------------------

     5.1  Conditions to the Obligations of the Shareholders to Effect the
          ---------------------------------------------------------------
Transactions Contemplated Hereby.  The obligations of the Shareholders to effect
--------------------------------
the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, which may be waived only by the approval of each Shareholder:

          (a) The Company shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date, and the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date.

          (b) The Company shall have issued to each Shareholder a warrant to purchase 1,000,000 shares of the Company's Common Stock at a purchase price of $1.75 per share.

          (c) The Company shall have entered into that certain Stipulation of Settlement with each of the Shareholders.

          (d) The Company shall have issued 292,138 shares of its Common Stock to the Shareholders as payment in full for those certain advances made by the Shareholders to the Company in May 1997 in the aggregate amount of $350,000, plus interest.

          (e) The Company shall have entered into that certain Registration Rights and Lock-Up Agreement, dated as of the date hereof.

     5.2  Conditions to the Obligations of the Company to Effect the
          ----------------------------------------------------------
Transactions Contemplated Hereby.  The obligations of the Company to effect the
--------------------------------
transactions contemplated hereby shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

          (a) The Shareholders shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement and required to be performed and complied with by them at or prior to the Closing Date, and the representations and warranties of the Sharehold-

                                       9.

ers set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date.

          (b) The warrants to purchase a total of 400,000 shares of the Company's Common Stock currently held by the Shareholders shall have been surrendered to the Company for cancellation.

          (c) Each of the Shareholders shall have entered into that certain Registration Rights and Lock-Up Agreement.

          (d) Each of the Shareholders shall have entered into that certain Stipulation of Settlement and the lawsuits filed by the Shareholders against the Company and the Company's directors shall have been dismissed with prejudice.

                                   ARTICLE 6

               MUTUAL RELEASES; TERMINATION OF PRIOR AGREEMENTS
               ------------------------------------------------

     6.1  Mutual Releases.
          ---------------

          (a) Except with respect to breaches of representations contained in this Agreement or obligations created by or arising out of this Agreement or the Registration Rights and Lock-Up Agreement, which shall survive the releases contained herein, the Company, on the one hand, does hereby release, acquit and forever discharge the Shareholders and each of their officers, directors, shareholders, employees, agents, attorneys, representatives, successors and assigns, and any affiliates of each of the foregoing, and the Shareholders on the other hand, do hereby release, acquit and forever discharge the Company, and each of its directors, officers, employees agents, attorneys, heirs, representatives, succes sors and assigns, in each case, of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, promises, agreements (oral or written), damages, and any and all claims (including without limitation claims for attorneys' fees and costs), and liabilities whatsoever of every name and nature, which said parties ever had, now may have, or hereafter can, shall or may have, by reason of any matter relating to (i) the Purchase Agreement, dated as of December 9, 1996, entered into by the parties hereto (the "Purchase Agreement"), or any of the agreements executed, transactions consummated, in connection with the Purchase Agreement or
(ii) the Advances made by the Shareholders to the Company in May 1997.

          (b) The Shareholders hereby waive their right to (i) seek indemnification under the terms of the Purchase Agreement, or (ii) declare an Event of Noncompliance under the

                                      10.

Purchase Agreement or the Certificate of Determination for the Series D Convertible Preferred Stock.

          (c) This Agreement and the releases contained herein are not to be construed as an admission on the part of any party of the validity of any contention made or position taken by any of the parties of any unlawful or wrongful conduct, or of any liability, or lack thereof, to any other party, all of which is expressly denied. The parties intend that this Agreement shall be effective as a full and final accord and satisfaction of each and every released matter. In furtherance of this intention, they acknowledge they are familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor."

The releasing parties respectively waive and relinquish to the fullest extent possible every right or benefit which they have or may have under Section 1542 and under any similar or analogous law of any other applicable jurisdiction with regard to the subject matter of this Agreement. The parties acknowledge they are aware they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement.

     6.2  Termination of Prior Agreements.   The parties hereto hereby agree
          -------------------------------
that, upon the consummation of the Ex change, the Purchase Agreement and Warrant Certificate Nos. D-1 and D-2 shall automatically and without any further action on the part of any of the parties thereto be cancelled and terminated.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     7.1  Amendment and Modification.  This Agreement may be amended, modified
          --------------------------
or supplemented only by a written agreement executed by the Company and each Shareholder.

     7.2  Waiver of Compliance; Consents.  Except as otherwise provided in this
          ------------------------------
Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to

                                      11.

insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 6.2.

     7.3  Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

          (a)  if to the Company, to:

               ChatCom, Inc.
               9600 Topanga Canyon Blvd.
               Chatsworth, CA 91311
               Attn:  President
               Tel: (818) 709-1778
               FAX: (818) 882-1424

               with a copy to:

               Troy & Gould Professional Corporation
               1801 Century Park East, 16th Floor
               Los Angeles, CA 90067
               Attn:  Sanford J. Hillsberg, Esq.
               Tel:  (310) 553-4441
               FAX:  (310) 201-4746

          (b) if to a Shareholder, to the address set forth on the signature page below with a copy to:

               Brock Fensterstock
               Silverstein McAuliffe & Wade LLC
               One Citicorp Center
               56th Floor
               New York, NY  10022-4611
               Tel:  (212) 371-2000
               Fax:  (212) 371-5500
               Attn:  Jorn Holl, Esq.

     All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day

                                      12.

following such dispatch and (c) in the case of mailing, on the third business day after the posting thereof.

     7.4  Assignment.  This Agreement and all of the provisions hereof shall be
          ----------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided, however, that (i) neither this
                                  --------  -------
Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, and (ii) that the rights granted to the Shareholders pursuant to
Section 7.11 hereof may not be assigned to any unaffiliated purchaser or transferee of the Company's securities owned by the Shareholders.

     7.5  Governing Law.  This Agreement shall be governed by the laws of the
          -------------
State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

     7.6  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.7  Entire Agreement.  This Agreement, together with the agreements and
          ----------------
documents referred to in Article 5 embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions.

     7.8  Jurisdiction and Forum.  The Company and the Shareholders hereby
          ----------------------
consent to the exclusive jurisdiction of any court of the State of New York or the United States located in the City of New York over all actions or proceedings with respect to this Agreement, and agree that all such actions or proceedings may be instituted and maintained only in such a forum. The Company hereby agrees that CT Corporation System shall be its authorized agent upon which process may be served on its behalf by any of the Shareholders or any subsequent holder of the Preferred Shares in any action, suit or proceeding arising out of or based upon this Agreement or any document executed pursuant to
Article 5 hereof. The parties further agree that service of legal process in the manner specified herein for the providing of notice for purposes of this Agreement shall constitute valid service of process for all purposes with respect to any such action or proceeding.

                                      13.

     7.9  Termination.  In the event that the Closing does not occur by
          -----------
September 30, 1997, this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation under this Agreement to any other party hereto.

     7.10 Fees and Expenses.  All legal and other fees, costs and expenses
          -----------------
incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. Notwithstanding the foregoing, in the event that the transactions contemplated hereby are consummated, the Company hereby agrees to pay up to a total of $15,000 of legal fees actually incurred by the Shareholders in the preparation of this Agreement and the documents related hereto. Such legal fees shall be promptly paid upon the presentation to the Company of an invoice issued by Shareholders' counsel.

     7.11 Financial Information; Inspection.  So long as any Shareholder owns
          ---------------------------------
250,000 or more shares of Common Stock, the Company will (A) deliver to each such Shareholder (i) as soon as practicable,k copies of all financial statements, proxy materials or reports sent to the Company's stockholders and of all reports or final registration statements filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, and (ii) with reasonable promptness, such other information as any such Shareholder may reasonably request from time to time, and (B) will permit the authorized representatives of such Shareholder to visit and inspect any of the properties of the Company, to inspect the Company's books of account, and subject to compliance with all applicable securities laws, to discuss the Company's business, affairs, finances and accounts with the Company's officers, all at such reasonable times and as often as may reasonably be requested. All financial statements delivered to the Shareholders pursuant to this Section
7.11 shall be prepared in accordance with generally accepted accounting principles consistently applied.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

                                      14.

                         CHATCOM, INC.


                         By:   /s/ James B. Mariner
                            --------------------------------
                            Name:
                            Title:


                         THE HIGH VIEW FUND


                               /s/
                         -----------------------------------
                         Name:
                         Address:


                         THE HIGH VIEW FUND, L.P.


                               /s/
                         -----------------------------------
                         Name:
                         Address:

                                      15.